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                                                                  [EXHIBIT 23.1]



                         INDEPENDENT AUDITORS' CONSENT


The Board of Directors and Shareholders
Axiohm Transaction Solutions, Inc.:

We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the Prospectus.

                                          /s/ KPMG PEAT MARWICK LLP


San Diego, California
February 9, 1998